Acquisitions	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Acquisitions [Text Block]
Note 2 – Acquisitions
ACMP
On December 20, 2012, we purchased approximately 24 percent of ACMP’s outstanding limited partnership units and 50 percent of the ACMP general partner 2 percent interest which includes IDRs for approximately $2.19 billion in cash, including transaction costs. We accounted for these acquired interests as equity-method investments.
On July 1, 2014, we acquired an additional 26 percent of ACMP’s outstanding limited partnership units and the remaining 50 percent interest in the general partner for $5.995 billion in cash. The acquisition was funded through the issuance of equity (See Note 15 – Stockholders' Equity) and debt (See Note 14 – Debt, Banking Arrangements, and Leases), credit facility borrowings, and cash on hand. As of December 31, 2014, we owned approximately 50 percent of the limited partnership units and 100 percent of the 2 percent general partner interest which includes IDRs. As a result of acquiring these additional interests, we obtained control of and now consolidate ACMP.

ACMP owns, operates, develops, and acquires natural gas gathering systems and other midstream energy assets. The purpose of the acquisition is to enhance our position in the Marcellus and Utica shale plays, provide additional diversity via the Eagle Ford, Haynesville, Barnett, Mid-Continent, and Niobrara areas, and to fortify our stable, fee-based business model and support our dividend growth strategy.

We accounted for the ACMP Acquisition using the business combination method of accounting, which requires, among other things, that identifiable assets acquired and liabilities assumed be recognized at their acquisition date fair values. Prior to the ACMP Acquisition we accounted for our investment in ACMP using the equity method. The acquisition-date fair value of our equity-method investment in ACMP was $4.6 billion. As a result of remeasuring our equity-method investment to fair value, we recognized a $2.5 billion non-cash gain within the Gain on remeasurement of equity-method investment line item in the Consolidated Statement of Income.

The valuation techniques used to measure the acquisition-date fair value of the ACMP Acquisition, including our previous equity-method investment in ACMP, consisted of valuing the limited partner units and general partner interest separately. The limited partner units, consisting of common and Class B units, were valued based on ACMP’s closing common unit price at July 1, 2014. The general partner interest, including IDRs, was valued on a noncontrolling basis using an income approach based on a discounted cash flow analysis and a market comparison analysis based on comparable guideline companies and an implied fair value from our purchase.

The following table presents the preliminary allocation of the acquisition-date fair value of the major classes of the assets acquired, which are presented in the Williams Partners segment, liabilities assumed, and noncontrolling interest at July 1, 2014. The allocation is considered preliminary because the valuation work has not been completed due to the ongoing review of the valuation results and validation of significant inputs and assumptions. Significant changes since the allocation disclosed in the third quarter reflect an increase in investments and decreases in goodwill, other intangible assets, and property, plant and equipment - net, generally associated with the attribution of fair value between consolidated and non-consolidated operations. The fair value of accounts receivable acquired equals contractual amounts receivable.

(Millions)
Accounts receivable	$168
Other current assets	63
Investments	5,872
Property, plant, and equipment - net	7,015
Goodwill	474
Other intangible assets	9,009
Current liabilities	(408)
Debt	(4,052)
Other noncurrent liabilities	(9)
Noncontrolling interest in ACMP’s subsidiaries	(958)
Noncontrolling interest in ACMP	(6,544)

The goodwill recognized in the acquisition relates primarily to enhancing and diversifying our basin positions and was allocated to the reporting units representing the northeast, central, and west regions within the ACMP operations (reported within Williams Partners). Substantially all of the goodwill is expected to be deductible for tax purposes.

Other intangible assets recognized in the acquisition are related to contractual customer relationships from gas gathering agreements with our customers. The basis for determining the value of these intangible assets is estimated future net cash flows to be derived from acquired contractual customer relationships discounted using a risk-adjusted discount rate. These intangible assets are being amortized on a straight-line basis over 30 years during which contractual customer relationships are expected to contribute to our cash flows. Approximately 56 percent of the expected future revenues from these contractual customer relationships are impacted by our ability and intent to renew or renegotiate existing customer contracts. We expense costs incurred to renew or extend the terms of our gas gathering, processing, and fractionation contracts with customers. Based on the estimated future revenues during the current contract periods, the weighted-average periods to the next renewal or extension of the existing customer contracts is approximately 17 years.

The non-cash adjustment to record the fair value of the noncontrolling interest in ACMP was determined based on the common units and ACMP’s closing common unit price at July 1, 2014.

The following unaudited pro forma Revenues and Net income attributable to The Williams Companies, Inc. for the years ended December 31, 2014 and 2013, are presented as if the ACMP Acquisition had been completed on January 1, 2013. These pro forma amounts are not necessarily indicative of what the actual results would have been if the acquisition had in fact occurred on the date or for the periods indicated, nor do they purport to project Revenues or Net income attributable to The Williams Companies, Inc. for any future periods or as of any date. These amounts do not give effect to any potential cost savings, operating synergies, or revenue enhancements to result from the transactions or the potential costs to achieve these cost savings, operating synergies, and revenue enhancements.

	December 31,
	2014	2013
	(Millions)
Revenues	$8,181	$7,906
Net income attributable to The Williams Companies, Inc.	$622	$356

Significant adjustments to pro forma Net income attributable to The Williams Companies, Inc. include the removal of the previously described $2.5 billion gain on remeasurement of equity-method investment, and include additional depreciation and amortization expense associated with reflecting the acquired investments, property, plant, and equipment, and other intangible assets at fair value. The adjustments assume estimated useful lives of 30 years. Other significant adjustments to pro forma Net income attributable to The Williams Companies, Inc. include interest expense related to debt financing associated with the acquisition as well as Net income attributable to noncontrolling interests.
During the year ended December 31, 2014, ACMP contributed Revenues of $781 million and Net income attributable to The Williams Companies, Inc. of $165 million.

Costs related to this acquisition are $16 million and are reported within our Williams Partners segment and included in Selling, general, and administrative expenses in our Consolidated Statement of Income. Direct transaction costs associated with financing commitments are $9 million and reported within Interest incurred in our Consolidated Statement of Income. Equity earnings (losses) includes $19 million of equity losses associated with certain compensation-related costs at ACMP that were triggered by the acquisition.
Laser and Caiman
On February 17, 2012, WPZ completed the acquisition of 100 percent of the ownership interests in certain entities from Delphi Midstream Partners, LLC, in exchange for $325 million in cash, net of cash acquired in the transaction, and 7,531,381 WPZ common units valued at $441 million (Laser Acquisition). The fair value of the common units issued as part of the consideration paid was determined on the basis of the closing market price of WPZ’s common units on the acquisition date, adjusted to reflect certain time-based restrictions on resale. The acquired entities primarily own the Laser Gathering System, which is comprised of a natural gas pipeline and associated gathering facilities in the Marcellus Shale in Susquehanna County, Pennsylvania, as well as gathering lines in southern New York.
On April 27, 2012, WPZ completed the acquisition of 100 percent of the ownership interests in Caiman Eastern Midstream, LLC, from Caiman Energy, LLC in exchange for $1.72 billion in cash and 11,779,296 WPZ common units valued at $603 million (Caiman Acquisition). The fair value of the common units issued as part of the consideration paid was determined on the basis of the closing market price of WPZ’s common units on the acquisition date, adjusted to reflect certain time-based restrictions on resale. The acquired entity operates a gathering and processing business in northern West Virginia, southwestern Pennsylvania, and eastern Ohio. Acquisition transaction costs of $16 million were incurred during 2012 related to the Caiman Acquisition and are reported in Selling, general, and administrative expenses at Williams Partners in the Consolidated Statement of Income.
The following table presents the allocation of the acquisition-date fair value of the major classes of the net assets, which are included in the Williams Partners segment:

	Laser	Caiman
	(Millions)
Assets held-for-sale	$18	$—
Other current assets	3	16
Property, plant, and equipment	158	656
Intangible assets	318	1,393
Current liabilities	(21)	(94)
Noncurrent liabilities	—	(3)
Identifiable net assets acquired	476	1,968
Goodwill	290	356
	$766	$2,324

Revenues and earnings related to the Laser and Caiman Acquisitions included within the Consolidated Statement of Income in 2012 are not material.